                                                                   EXHIBIT 10.59

SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO VARIABLE INTEREST RATE INDENTURE OF MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT, FIXTURE FILING AND ASSIGNMENT OF LEASE AND RENTS

          THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO VARIABLE INTEREST RATE INDENTURE OF MORTGAGE, DEED OF TRUST, SECURITY AGENT, FINANCING STATEMENT, FIXTURE FILING AND ASSIGNMENT OF LEASES AND RENTS (this "Amendment"), made as of the 13 day of August, 1997, among KILROY REALTY, L.P.
 ---------
(the "Borrower"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan"), as
      --------                                                ------
Bank and as Lead Agent for the Banks and the BANKS listed on the signature pages hereof (the "Banks" ) .
             -----
                             W I T N E S S E T H:

          WHEREAS, Borrower, the Banks and Morgan, as Lead Agent are parties to:
(i) the Credit Agreement, dated as of January 31, 1997, among Borrower, Morgan, as Bank and as Lead Agent for the Banks, and the Banks listed on the signature pages thereof, as amended by the First Amendment to Credit Agreement, dated as of July 1, 1997 (the "Credit Agreement"); and (ii) the Variable Interest Rate
                      ----------------
Indenture of Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases and Rents, dated as of January 31, 1997, made by Borrower in favor of Chicago Title Insurance Company, as Trustee for the benefit of Morgan, as Lead Agent (the "Mortgage" ), recorded in King County, in
                                       --------
the State of Washington, in the King County Records on February 3, 1997 as Instrument No. 970203117, encumbering the real property described in Exhibits A and B attached hereto and the improvements thereon;

          WHEREAS, the Borrower has requested that the Banks lend to the Borrower an additional Two Million Dollars ($2,000,000) (the "Additional Loan");
                                                              ---------------
          WHEREAS, in order to evidence the Additional Loan, the Borrower has executed and delivered to the Banks a new Note (the "Replacement Note"), in
                                                     ----------------
the principal amount of Fourteen Million Dollars ($14,000,000);

          WHEREAS, the parties hereto desire to amend the Credit Agreement and the Mortgage to reflect the Additional Loan.

          NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

 1. All capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed thereto in the Credit Agreement.

 2. Credit Agreement Amendments.
    ---------------------------

    The Credit Agreement is hereby amended as follows:

    (a) Section 2.1 is hereby amended by deleting the reference to "Twelve Million Dollars ($12,000,000)" and the phrase "Fourteen Million Dollars ($14,000,000)" is hereby inserted in its place.

    (b) The Commitment of each Bank and the Total Commitments of the Banks set forth on the signature page thereof are hereby deleted and the Commitment of each Bank and the Total Commitments of the Banks set forth on the signature page of this Amendment shall be inserted in their place.

 3. Mortgage Amendment.
    ------------------

    The Mortgage is hereby amended as follows:

    (a) The reference in the second Recital to "Twelve Million Dollars ($12,000,000)" is hereby deleted and the phrase "Fourteen Million Dollars ($14,000,000)" is hereby inserted in its place.

 4. Loan Document Amendments.
    ------------------------

    The Loan Documents are hereby amended so that any reference to "Twelve Million Dollars ($12,000,000) " is deemed instead to refer to "Fourteen Million Dollars ($14,000,000)".

 5. No Other Modifications.
    ----------------------

    The Parties agree that except as modified by this Amendment the terms and provisions of the Credit Agreement, Mortgage and Loan Documents (collectively, the "Modified Loan Documents") shall remain in full force and
                        -----------------------
    effect, and are hereby ratified and reaffirmed.

 6. Borrower Representations and Warranties.
    ---------------------------------------

    Borrower represents, warrants, ratifies and confines unto Morgan that:

    (a) the Modified Loan Documents are a valid and binding obligation of Borrower, enforceable in accordance with their terms (as such enforcement may be affected by applicable bankruptcy laws and rights of creditors generally and certain equitable principles):

    (b) all of the terms, covenants, conditions, representations, warranties and agreements contained in the Modified Loan Documents are hereby ratified and confirmed in all respects; and

    (c) No Default or Event of Default exists under any of the Modified Loan Documents.

 7. Lien Priority.
    -------------

    It is the intent of the Parties that this Amendment shall not constitute a novation or in any way adversely affect the lien of the Modified Loan Documents or the priority of any such lien. To the extent this Amendment or any provision hereof shall be construed by a court of competent jurisdiction as operating to subordinate the lien priority of the Modified Loan Documents to any claim which would otherwise be subordinate thereto (and provided this ruling is not appealed or appealable), such provision or provisions shall be void and of no force and effect; except that this Amendment shall constitute, as to any provision so construed, a lien upon the Property subordinate to such third person's claims, incorporating by reference the terms of the Modified Loan Documents as amended by this Amendment. The Modified Loan Documents shall then be enforced pursuant to the terms therein contained, independent of any such provisions; provided, however, that notwithstanding the foregoing, Borrower and Morgan, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness owing to Morgan shall have been paid in full.

 8. Conditions of Closing.
    ----------------------

    The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

          (a) Borrower shall have executed and delivered to Morgan the Replacement Note;

          (b) Borrower shall have executed and delivered to Morgan this Amendment;

          (c) Morgan shall have received an opinion of Latham & Watkins, counsel for the Borrower, together with an opinion of local counsel from each of Maryland and Washington, in each case acceptable to Morgan and its counsel;

          (d) Kilroy Realty Corporation shall have executed and delivered to Morgan the Confirmation of Guaranty and Environmental Indemnity Agreement;

          (e) Borrower shall have taken all actions required to authorize the execution and delivery of this Amendment and the Replacement Note and the performance thereof by Borrower;

          (f) Morgan shall have received wire transfer instructions in connection with the Loan to be made hereunder;

          (g) Morgan shall have received with respect to the Mortgaged Property, a satisfactory Title Commitment to be issued and delivered by the Title Company in an amount equal to the increased Loan Amount;

          (h) no Event of Default, or event that with notice and the passage of time would become an Event of Default, shall have occurred and be continuing on and as of the date hereof before and after giving effect to this Amendment;

          (i) all of the representations and warranties of the Borrower contained herein and in the Modified Loan Document shall be true and correct in all material respects on and as of the date hereof;

          (j) no law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain, the making or repayment of the Loans or any participations therein or the consummation of the transactions contemplated hereby;

          (k) no event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of the Lead Agent or the Required Banks, as the case may be, has had or is likely to have a Material Adverse Effect;

          (l) Borrower shall have delivered to Morgan such additional documentation as Morgan may reasonably request; and

          (m) there shall have been paid to Morgan all fees due and payable on or before the date hereof and all expenses due and payable on or before the date hereof, including, without limitation, reasonable attorneys' fees and expenses, and other costs and expenses incurred in connection with this Amendment.

9.  Miscellaneous.
    -------------

          (a) In the event of a conflict or inconsistency between this Amendment and the Modified Loan Documents, the terms hereof shall supersede and govern.

          (b) This Amendment may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.

          (c) All captions in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

          (d) This Amendment shall be binding upon, and shall inure to the benefit of, the respective successors and assigns of the Parties.

          (e) This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                       KILROY REALTY, L.P., a Delaware
                                       limited partnership

                                       By: Kilroy Realty Corporation,
                                           a Maryland Corporation,
                                           its sole general partner


                                           By: _______________________
                                               Name:
                                               Title:

Commitments
-----------
$14,000,000


                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, a New York banking
                                         corporation, as Bank

                                       By: ___________________________
                                           Name:
                                           Title:

Total Commitments
-----------------
$14,000,000

                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, a New York banking
                                         corporation, as Lead Agent

                                       By: ___________________________
                                           Name:
                                           Title:

                                   EXHIBIT A

                               LEGAL DESCRIPTION

PARCEL 1:

THAT PORTION OF THE NORTHERLY 250 FEET, AS MEASURED ALONG THE EASTERLY LINE OF PACIFIC HIGHWAY, OR THAT PORTION OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, LYING EASTERLY OF SAID PACIFIC HIGHWAY SOUTH, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF SAID NORTHERLY 250 FEET OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SAID SECTION 33 WITH THE EASTERLY LINE OF PACIFIC HIGHWAY SOUTH (THE ASSUMED BEARING OF SAID PACIFIC HIGHWAY SOUTH BEING SOUTH 1 DEGREES 44 MINUTES 28 SECONDS EAST);

THENCE ALONG THE SOUTHERLY LINE OF SAID NORTHERLY 250 FEET, SOUTH 88 DEGREES 31 MINUTES 34 SECONDS EAST 599.88 FEET TO THE EAST LINE OF A TRACT DESCRIBED IN INSTRUCTION RECORDED UNDER RECORDING NUMBER 7212280221;
THENCE NORTH ALONG SAID EAST LINE 231.19 FEET;
THENCE PARALLEL WITH THE ABOVE MENTIONED SOUTHERLY LINE NORTH 88 DEGREES 31 MINUTES 34 SECONDS WEST 606.91 FEET TO THE EASTERLY LINE OF PACIFIC HIGHWAY SOUTH;
THENCE ALONG SAID EASTERLY LINE SOUTH 1 DEGREES 44 MINUTES 28 SECONDS EAST
231.48 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE EASTERLY MARGIN OF PACIFIC HIGHWAY SOUTH AND THE SOUTHERLY MARGIN OF SOUTH 176TH STREET, THE CENTERLINES OF WHICH ARE 75 FEET WESTERLY AND 30 FEET NORTHERLY THEREOF, RESPECTIVELY;
THENCE SOUTH 01 DEGREES 44 MINUTES 28 SECONDS EAST ALONG SAID EASTERLY MARGIN
836.00 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING SOUTH 01 DEGREES 44 MINUTES 28 SECONDS EAST ALONG SAID EASTERLY MARGIN 444.43 FEET THE SOUTH LINE OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SAID SECTION 33;
THENCE CONTINUING SOUTH 01 DEGREES 44 MINUTES 28 SECONDS EAST ALONG SAID EASTERLY MARGIN 18.52 FEET;
THENCE SOUTH 88 DEGREES 31 MINUTES 34 SECONDS EAST PARALLEL WITH THE SOUTH
LINE OF THE NORTHEAST QUARTER OF SAID NORTHEAST QUARTER OF SECTION 33, A DISTANCE OF 606.91 FEET TO THE EAST LINE OF THAT TRACT OF LAND DESCRIBED IN INSTRUMENT RECORDED UNDER RECORDING NUMBER 7212280221;
THENCE ALONG THE EAST, SOUTH AND WEST BOUNDARIES OF SAID TRACT ON THE FOLLOWING
COURSES:

NORTH 10.01 FEET;
THENCE SOUTH 88 DEGREES 31 MINUTES 34 SECONDS EAST 249.20 FEET TO THE WEST MARGIN OF 32ND AVENUE SOUTH;
THENCE NORTH 03 DEGREES 04 MINUTES 28 SECONDS EAST ALONG SAID WESTERLY MARGIN
8.50 FEET TO SAID SOUTH LINE OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33 AND THE

                               LEGAL DESCRIPTION

TERMINUS OF SAID BOUNDARY AS DESCRIBED IN INSTRUMENT RECORDED UNDER RECORDING NUMBER 7212280221;
THENCE CONTINUING NORTH 03 DEGREES 04'28" EAST ALONG SAID WESTERLY MARGIN
827.91 FEET, MORE OR LESS, TO THE LINE DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE EAST LINE OF PACIFIC HIGHWAY SOUTH, HAVING A RIGHT ANGLE WIDTH OF 150 FEET, WITH THE SOUTH LINE OF SOUTH 176TH STREET, HAVING A RIGHT ANGLE WIDTH OF 60 FEET;
THENCE SOUTHERLY ALONG SAID EAST LINE 636 FEET;
THENCE EASTERLY AT RIGHT ANGLES TO PACIFIC HIGHWAY SOUTH 100 FEET;
THENCE NORTHERLY AT RIGHT ANGLES TO SAID SOUTH 176TH STREET 180 FEET;
THENCE EASTERLY PARALLEL WITH SAID SOUTH 176TH STREET TO THE WEST LINE OF
THE EAST 300 FEET OF SAID NORTHEAST QUARTER AND THE TRUE POINT OF BEGINNING OF THIS LINE DESCRIPTION;
THENCE CONTINUING EASTERLY ALONG SAID PARALLEL LINE 280 FEET, MORE OR LESS, TO THE WEST LINE OF THE EAST 20 FEET OF SAID NORTHEAST QUARTER AND THE END OF THIS LINE DESCRIPTION;

THENCE NORTH 88 DEGREES 25'30" WEST 280.10 FEET;
THENCE SOUTH 03 DEGREES 04'28" WEST 349.92 FEET TO A POINT ON A LINE FROM WHICH THE TRUE POINT OF BEGINNING BEARS SOUTH 88 DEGREES 15'32" WEST;
THENCE SOUTH 88 DEGREES 15'32" WEST 616.27 FEET TO THE TRUE POINT OF BEGINNING;

EXCEPT THAT PORTION OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE EASTERLY MARGIN OF PACIFIC HIGHWAY SOUTH, THE CENTERLINE OF WHICH IS 75 FEET WESTERLY THEREOF, AND THE SOUTH LINE OF SAID SUBDIVISION;
THENCE NORTH 01 DEGREES 44'28" WEST ALONG SAID EASTERLY MARGIN 220.46 FEET; THENCE SOUTH 88 DEGREES 31'34" EAST 146.32 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 01 DEGREES 27'50" EAST 201.40 FEET;
THENCE SOUTH 88 DEGREES 32'10" EAST 288.80 FEET;
THENCE SOUTH 01 DEGREES 27'50" WEST 201.40 FEET;
THENCE NORTH 88 DEGREES 32'10" WEST 288.80 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 3:

THAT PORTION OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE EASTERLY MARGIN OF PACIFIC HIGHWAY SOUTH, THE CENTERLINE OF WHICH IS 75 FEET WESTERLY THEREOF, AND THE SOUTH LINE OF SAID

                               LEGAL DESCRIPTION

SUBDIVISION;
THENCE NORTH 01 degrees 44'28" WEST ALONG SAID EASTERLY MARGIN 220.46 FEET; THENCE SOUTH 88 degrees 31'34" EAST 146.32 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 01 degrees 27'50" EAST 201.40 FEET;
THENCE SOUTH 88 degrees 32'10" EAST 288.80 FEET;
THENCE SOUTH 01 degrees 27'50" WEST 201.40 FEET;
THENCE NORTH 88 degrees 32'10" WEST 288.80 FEET TO THE TRUE POINT OF BEGINNING.

                                   EXHIBIT B

                               LEGAL DESCRIPTION

THAT PORTION OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF THE NORTHEAST QUARTER FROM WHENCE THE NORTHEAST CORNER OF SAID SECTION 33 BEARS NORTH
03 DEGREES 04 MINUTES 28 SECONDS EAST;
THENCE NORTH 88 DEGREES 31 MINUTES 34 SECONDS WEST 20.00 FEET TO THE WESTERLY MARGIN OF 32ND AVENUE SOUTH;
THENCE SOUTH 03 DEGREES 04 MINUTES 28 SECONDS WEST ALONG SAID WESTERLY MARGIN
8.50 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;
THENCE NORTH 88 DEGREES 31 MINUTES 34 SECONDS WEST 249.20 FEET TO THE EASTERLY LINE OF THAT TRACT OF LAND DESCRIBED IN INSTRUMENT RECORDED UNDER RECORDING NUMBER 7212280221;
THENCE SOUTH ALONG SAID EASTERLY LINE 398.65 FEET;
THENCE NORTH 82 DEGREES 13 MINUTES 07 SECONDS EAST 102.00 FEET;
THENCE NORTH 14 DEGREES 11 MINUTES 41 SECONDS WEST 2.67 FEET;
THENCE NORTH 57 DEGREES 16 MINUTES 42 SECONDS EAST 39.31 FEET;
THENCE NORTH 59 DEGREES 54 MINUTES 15 SECONDS EAST 112.28 FEET;
THENCE NORTH 08 DEGREES 04 MINUTES 33 SECONDS EAST 48.05 FEET TO A POINT OF CURVATURE OF A CURVE TO THE RIGHT HAVING A RADIUS OF 125.00 FEET;
THENCE NORTHERLY AND NORTHEASTERLY ALONG SAID CURVE 58.45 FEET TO A POINT FROM WHICH THE RADIUS POINT BEARS SOUTH 55 DEGREES 07 MINUTES 54 SECONDS EAST, AND SAID POINT ALSO BEING ON THE EAST LINE OF SAID SECTION 33;
THENCE NORTH 05 DEGREES 21 MINUTES 43 SECONDS WEST 136.32 FEET;
THENCE NORTH 12 DEGREES 25 MINUTES 03 SECONDS EAST 43.00 FEET;
THENCE NORTH 17 DEGREES 21 MINUTES 15 SECONDS WEST 7.85 FEET TO THE SOUTHERLY MARGIN OF SOUTH 180TH STREET;
THENCE ALONG SAID SOUTHERLY MARGIN NORTH 88 DEGREES 31 MINUTES 34 SECONDS WEST
4.24 FEET TO A POINT ON THE WESTERLY MARGIN OF 32ND AVENUE SOUTH;
THENCE ALONG SAID WESTERLY MARGIN NORTH 03 DEGREES 04 MINUTES 28 SECONDS EAST
11.51 FEET TO THE POINT OF BEGINNING.

                           CONFIRMATION OF GUARANTY
                           ------------------------
                                      and
                                      ---
                       ENVIRONMENTAL INDEMNITY AGREEMENT
                       ---------------------------------


          THIS CONFIRMATION OF GUARANTY AND ENVIRONMENTAL INDEMNITY AGREEMENT dated as of the ___ of August, 1997 (this "Confirmation") made by KILROY REALTY
                                           ------------
CORPORATION ("Guarantor/Indemnitor"), in favor of the Banks (the "Banks") that
              --------------------                                -----
are parties to the Original Credit Agreement (as defined below) and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as lead agent for the Banks (the "Lead
                                                                      ----
Agent").
-----

                                    RECITALS
                                    --------


          WHEREAS, Kilroy Realty L.P., a Delaware limited partnership (the "Borrowers"), the Banks, and the Lead Agent are parties to a Credit Agreement
 ---------
dated as of January 31, 1997, as amended by the First Amendment to Credit Agreement, dated as of July 31, 1997 (the "Original Credit Agreement"); and
                                           -------------------------

          WHEREAS, simultaneously herewith, the Borrower, the Banks and the Lead Agent are entering into a Second Amendment to Credit Agreement and First Amendment to Variable Interest Rate, Indenture of Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases and Rents (the Original Credit Agreement, as so amended, and as the same may be further amended, supplemented or otherwise modified, the "Credit Agreement"),
                                                          ----------------
pursuant to which the Loan amount is being increased to Fourteen Million Dollars ($14,000,000; and

          WHEREAS, as a condition to increasing the Loan Amount, the Banks have required that Guarantor/Indemnitor confirm its obligations under the Guaranty, with respect to the increased Loan Amount, and the Environmental Indemnity.

          All capitalized terms used but not otherwise defined in this Confirmation have the meanings ascribed thereto in the Credit Agreement.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Guarantor/Indemnitor hereby confirms its irrevocable and unconditional guarantee of the due and punctual payment (whether at stated maturity, upon acceleration or otherwise) of any amounts payable by the Borrower arising out of or in connection with the Credit Agreement or any other Loan Document, including without limitation all Guaranteed Obligations (as defined in the Guaranty);

          2. Guarantor/Indemnitor hereby confirms any and all of its obligations undertaken pursuant to the Environmental Indemnity; and

          3. The terms and provisions of each of the Guaranty and Environmental Indemnity, respectively, remain in full force and effect.

          IN WITNESS WHEREOF, Guarantor/Indemnitor has caused this Confirmation of Guaranty and Environmental Indemnity to be duly executed as of the date first above written.

                                        GUARANTOR/INDEMNITOR:
                                        --------------------

                                        KILROY REALTY CORPORATION

                                        By: _____________________
                                            Name:
                                            Title:

                                      NOTE

$14,000,000                                                   New York, New York

                                                                August ___, 1997

         For value received, KILROY REALTY, L.P., a Delaware limited partnership (the "Borrower") promises to pay to the order of Morgan Guaranty Trust Company
      --------
of New York (the "Bank") for the account of its Applicable Lending Office, the
                  ----
unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

         All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or
        --------
endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Note is one of the Notes referred to in the Credit Agreement, dated as of January 31, 1997, among the Borrower, the Banks parties thereto, and Morgan Guaranty Trust Company of New York, as Lead Agent, as amended by the First Amendment to Credit Agreement, dated as of July 31, 1997, and as further amended by the Second Amendment to Credit Agreement and First Amendment to Variable Interest Rate Indenture of Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases and Rents, dated as of the date hereof, among Borrower, the Bank, and the Banks listed on the signature pages thereof (as the same may be further amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein
     ----------------
with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                 KILROY REALTY, L.P., a Delaware
                                 limited partnership

                                 By: Kilroy Realty Corporation,
                                     a Maryland corporation, its
                                     sole general partner

                                     By: _______________________
                                         Name:
                                         Title: